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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2004




                            JUPITERMEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)

    DELAWARE                       000-26393                     06-1542480
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(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                  23 OLD KINGS HIGHWAY SOUTH, DARIEN, CT 06820
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code: (203) 662-2800
                                                           --------------


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)
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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On November 12, 2004 (the "Closing Date"), JupiterImages Corporation, a wholly-owned subsidiary of the Registrant, acquired the all of the shares (the "Acquisition)" of Hemera Technologies Inc., a Canada corporation (the "Company"), pursuant to a Share Purchase Agreement (the "Purchase Agreement"), dated November 12, 2004, between the Company and JupiterImages Corporation.

            The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations) consisted of cash in the amount of approximately U.S. $7.3 million.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial Statements of Business Acquired:

                        The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 75 days after the date of the Purchase Agreement.

            (b) Pro Forma Financial Information:

                        The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 75 days after the date of the Purchase Agreement.


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            (c)  Exhibits:

                   2.1 Share Purchase Agreement, dated November 12, 2004, between Hemera Technologies Inc. and JupiterImages Corporation, a wholly-owned subsidiary of Jupitermedia Corporation*

                  99.1 Press Release, dated November 15, 2004, of Jupitermedia Corporation

* Certain schedules to the Share Purchase Agreement are not being filed herewith. The Share Purchase Agreement filed herewith briefly describes the contents of each schedule to the Share Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted schedules.

Schedule A    Vendors
Schedule C    Escrow Agreement





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JUPITERMEDIA CORPORATION


                                               By /s/ Christopher S. Cardell
                                                  ------------------------------
                                                  Christopher S. Cardell
                                                  President

Date: November 18, 2004














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                                  EXHIBIT INDEX

Exhibit:
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  2.1      Share Purchase Agreement, dated November 12, 2004, between Hemera
           Technologies Inc. and JupiterImages Corporation, a wholly-owned subsidiary of Jupitermedia Corporation

 99.1      Press Release, dated November 15, 2004, of Jupitermedia Corporation